UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 7, 2014

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Union Boulevard, Suite 250 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On May 7, 2014, Rare Element Resources Ltd. issued a press release announcing its financial results for the quarter ended March 31, 2014.

A copy of the press release is attached to this report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

Description

99.1

Press Release dated May 7, 2014 (a)

(a)

The Exhibit relating to Item 2.02 is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2014

RARE ELEMENT RESOURCES LTD.

/s/ Kelli C. Kast

By:

Name:

Kelli C. Kast

Title:

Vice President, General Counsel, and

Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated May 7, 2013 (a)

(a)

This Exhibit is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.